SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  APRIL 6, 2004

                              KANSAS CITY SOUTHERN
               ---------------------------------------------------
               (Exact name of company as specified in its charter)


          DELAWARE                      1-4717                 44-0663509
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
      of incorporation)                                   Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
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               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                ------------------------------------------------
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits

           Exhibit No.   Document
           -----------   --------
           (99)          Additional Exhibits

           99.1 Press Release issued by Kansas City Southern dated April 6, 2004 entitled, "Kansas City Southern Announces First Quarter 2004 Earnings Release Date, Conference Call," is attached hereto as Exhibit 99.1


ITEM 9.    REGULATION FD DISCLOSURE

Kansas City Southern ("KCS" or "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated April 6, 2004, announcing the date, time and other relevant information regarding the Company's first quarter presentation and conference call of its financial results for the three months ended March 31, 2004.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Kansas City Southern


Date: April 6, 2004                          By:     /s/ Mark W. Osterberg
                                                  ------------------------------
                                                        Mark W. Osterberg
                                                  Vice President and Comptroller
                                                  (Principal Accounting Officer)